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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2001

                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-A
                    (Exact name of registrant as
                      specified in its charter)

          Delaware                333-82281             41-1743653
      (State or other            (Commission          (IRS Employer
      jurisdiction of            File Number)       Identification No.)
       incorporation)

290 E. Carpenter Freeway, Irving, Texas                 75062-2729
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (972) 652-4000


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Item 5. Other Events.

     The Servicer's Certificate for the month of April 2001 was distributed to Noteholders on May 15, 2001.

Item 7(c). Exhibits

Exhibit No.          Description
-----------          -----------

   20.1              Servicer's Certificate for the month of April 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARCADIA RECEIVABLES FINANCE CORP.


                                     /s/ Donna S. Stone
                                    ----------------------------
                                    Title: Vice President



Date: May 21, 2001